UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2700 West Front Street

Statesville, NC 28677

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 873-7202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 31, 2019, Section 5.02 of the Bylaws of the Company was amended to decrease the number of directors on the Company’s Board of Directors from seven to six, in order to eliminate the vacancy resulting from the resignation of William A. Shumaker. A copy of the Company’s Bylaws, as amended, is filed as Exhibit 3 hereto and incorporated by reference herein.

Item 8.01	Other Events.

On February 1, 2019, Kewaunee Scientific Corporation issued a press release announcing that the Company’s Board of Directors elected David S. Rhind to serve as Chairman of the Board.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3	Bylaws of Kewaunee Scientific Corporation, as amended on January 31, 2019

99.1	Press Release of Kewaunee Scientific Corporation dated February 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2019

Kewaunee Scientific Corporation

By:	/s/ Thomas D. Hull III
Thomas D. Hull III
Vice President, Finance and Chief Financial Officer